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                                                                   EXHIBIT 23(c)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-46749.



                                             ARTHUR ANDERSEN LLP


Houston, Texas
May 4, 1998